Summary Prospectus Supplement dated June 5, 2020
The purpose of this supplement is to provide you with changes to the current Summary Prospectus for the Fund listed below:
Invesco S&P 500 Index Fund
This supplement supersedes and replaces the supplement dated May 29, 2020. This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following information is added after the table appearing under the heading “Management of the Fund” in the summary prospectus:
Effective July 13, 2020, the following replaces the above section titled “Management of the Fund”:
Investment Adviser: Invesco Advisers, Inc.
Portfolio Managers	Title	Length of Service on the Fund
Peter Hubbard	Portfolio Manager	2020
Michael Jeanette	Portfolio Manager	2020
Tony Seisser	Portfolio Manager	2020
MS-SPI-SUMPRO-SUP 060520